UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22985

SMEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

2777 East Camelback Road, Suite 375

Phoenix, AZ 85016

(Address of principal executive offices) (Zip code)

Cole W. Smead

Smead Capital Management, Inc.

2777 East Camelback Road, Suite 375

Phoenix, AZ 85016

Copy to:

Pamela M. Krill, Esq

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 701-2883

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Item 1. Report to Shareholders.

(a)

2

Annual Report

November 30, 2021

Investment Adviser

Smead Capital Management, Inc.

2777 East Camelback Road

Suite 375

Phoenix, AZ 85016

Phone: 877-807-4122

www.smeadfunds.com

It’s Different This Time

The fiscal year 2021 was a record setter for the Smead Value Fund (SMVLX). The gain in the Fund was 42.10%, versus a gain of 27.92% in the S&P 500 Index and a gain of 22.25% in the Russell 1000 Value Index. Rarely has stock picking been more out of favor than it was one year ago, and we were happy to take advantage of what Warren Buffett and Charlie Munger call “weak competition” to shine in the current environment!

Our big winners were stocks like Continental Resources (CLR), Macerich (MAC) and D.R. Horton (DHI). If you were looking for a trend last year, it was good to have land with oil underneath, land for home buyers, and suburban land owned by Class A mall REITs. On the downside, Discovery (DISCA; DISCK) is merging with Warner Media to aggregate a content powerhouse. Nobody wants a stock that did poorly in the tax-loss-selling season. Ironically, we sold a huge chunk of our Discovery shares in February at an average of $62.50 per share and it contributed mightily to our one-year gain.

One of our favorite holdings, Amgen (AMGN), got hit by the slow recovery in doctor visits, which impacted new prescriptions. Lastly, Viatris (VTRS) was spun out of Pfizer (PFE) and was sold soon after.

There are two very important things we attempt to do in the Smead Value Fund. First, we seek long-term capital appreciation by selecting and holding stocks which fit our eight criteria for stock selection. In years like 2020, our eight criteria gave us confidence when markets treated our portfolio poorly. Secondly, we try to avoid financial euphoria and maniacal pricing in common stocks. We get very nervous when we see people say, “It’s different this time!”

Let’s state right up front that it is always different this time. We exist to prevent stock market failure and most stock market failure is tied to ignoring the similarities between current circumstances with very similar ones in U.S. economic history. Everything we have learned tells us that the infatuation with “innovation” that is prevalent today is very similar to the Roaring Twenties, the GO-GO 1960s and the Dotcom Bubble in 1999. Look how minimal short selling has become and how similar that is to the year 2000:

Stock market failure was the result for investors in those similar situations, and in many cases, put an entire generation of investors out of the stock market for decades. When yours truly was cold-calling investors in the early 1980s, many older business owners I spoke with explained that they or their relatives got wiped out in the 1930s or the 1970s. They wouldn’t touch a common stock in 1981, which was the best time to buy stocks in my entire lifetime.

Therefore, we need to pick our stocks based on the most similar forward circumstances to what you wanted to do after the Roaring 20s crashed in 1929, the Go-Go 1960s crashed in 1973-1974 and the Dotcom Bubble died in 2000-2003. This leads you to oil and gas stocks, home builders and other assets which are hedged against inflation.

We are over-weighted in those areas and feel like Scarlett O’Hara in Gone with the Wind and Dorothy from The Wizard of Oz. Scarlett’s Dad spoke into her mind, “Why, land is the only thing in the world worth workin’ for, worth fightin’ for, worth dyin’ for, because it’s the only thing that lasts.” When Dorothy wanted to get back to Kansas, the “Good Witch” told her to click her heals together and say, “There is no place like home.”

Ninety-million Millennials have discovered the attraction of home ownership and are in the process of spreading their wings across the U.S. They are arbitraging land values by moving to less expensive parts of the country. We believe this is good for the economy, but bad for the stock market trends which benefitted from people jamming themselves into apartments in expensive coastal cities.

Thank you for another year of confidence in our discipline. We will make every effort to earn as we go forward.

William Smead Lead Portfolio Manager	Tony Scherrer, CFA Co-Portfolio Manager	Cole Smead, CFA Co-Portfolio Manager

The information contained herein includes forward-looking statements, such as predictions, opinions, analyses or outlooks of Smead Capital Management and its portfolio managers. These statements are subject to change at any time and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The statutory and summary prospectuses contain this and other information about the Fund and is available at www.smeadcap.com or by calling 877-807-4122. Read carefully before investing.

Performance data quoted represents past performances; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of the date of this report.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Standard & Poor’s®, S&P®, S&P 500® and Standard & Poor’s 500® are trade names or trademarks of Standard & Poor’s Financial Services, LLC. The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. One cannot invest directly in an index.

The Smead Value Fund is distributed by UMB Distribution Services, LLC. UMB Distribution Services, and Smead Capital Management are not affiliated.

SMEAD VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The second and fourth columns of the following table provide information about actual account values and actual expenses of each Class of the Fund. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 5.75% when you invest. Class A shares and Class C shares are subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase for Class A shares and redeemed within twelve months of purchase for Class C shares. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by UMB Fund Services, Inc., the Fund’s transfer agent. To the extent the Fund invests in shares of exchange-traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in the second and fourth columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the column entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The third and fifth column of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the third and fifth columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)

(Unaudited)

November 30, 2021

Class	Beginning Account Value 6/1/21	Actual Ending Account Value 11/30/21	Hypothetical Ending Account Value	Actual Expense Paid During Period(1)	Hypothetical Expenses Paid During Period(1)	Net Expense Ratio During Period(2)
Investor Class	$1,000.00	$1,084.80	$1,019.35	$5.96	$5.77	1.14%
Class A	1,000.00	1,084.80	1,019.25	6.06	5.87	1.16
Class C	1,000.00	1,081.50	1,016.29	9.13	8.85	1.75
Class I1	1,000.00	1,086.10	1,020.56	4.71	4.56	0.90
Class R1	1,000.00	1,084.00	1,018.35	7.00	6.78	1.34
Class R2	1,000.00	1,083.50	1,018.15	7.21	6.98	1.38
Class Y	1,000.00	1,086.50	1,020.86	4.39	4.26	0.84

(1)

Investor Class, Class A, Class C, Class I1, Class R1, Class R2 and Class Y expenses are calculated using each Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

(2)	Annualized.

SMEAD VALUE FUND

Investment Highlights

(Unaudited)

The Fund seeks long-term capital appreciation. To achieve its investment objective, the Fund maintains approximately 25-30 companies in its portfolio and will invest in the common stocks of large capitalization U.S. companies.

Sector Breakdown

(% of Investments as of November 30, 2021)

Top Ten Holdings (% of Net Assets as of November 30, 2021)

Continental Resources, Inc.	7.66%
Target Corp.	5.85%
Lennar Corp.	5.51%
Simon Property Group, Inc.	5.28%
American Express Co.	5.19%
NVR, Inc.	5.12%
Macerich Co. (The)	5.05%
ConocoPhillips	4.47%
DR Horton, Inc.	4.40%
Bank of America Corp.	4.32%

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Average Annual Total Returns for the period ended

November 30, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Smead Value Fund – Investor Class	1/2/2008	42.10%	16.30%	16.56%	10.34%
Smead Value Fund – Class A	1/27/2014	42.11%	16.32%	N/A	12.83%
Smead Value Fund – Class C	4/16/2020	41.29%	N/A	N/A	48.34%
Smead Value Fund – Class I1	12/18/2009	42.43%	16.60%	16.86%	15.20%
Smead Value Fund – Class R1	11/25/2014	41.75%	15.99%	N/A	11.92%
Smead Value Fund – Class R2	11/25/2014	41.78%	16.79%	N/A	12.51%
Smead Value Fund – Class Y	11/25/2014	42.62%	16.76%	N/A	12.68%
S&P 500® Index (Total Return)		27.92%	17.90%	16.16%	10.76%
Russell 1000® Value Index (Total Return)		22.25%	10.36%	12.50%	7.65%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Standard & Poor’s®, S&P®, S&P 500® and Standard & Poor’s 500® are trade names or trademarks of Standard & Poor’s Financial Services, LLC.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

One cannot invest directly in an index.

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)

(Unaudited)

Continued

SMEAD VALUE FUND

Schedule of Investments

November 30, 2021

	Shares	Value

COMMON STOCKS 98.01%

Banks 8.49%
Bank of America Corp.	2,971,291	$132,133,311
JPMorgan Chase & Co.	804,123	127,718,856

		259,852,167

Consumer Durables & Apparel 15.03%
DR Horton, Inc.	1,377,743	134,605,491
Lennar Corp. – Class A	1,605,465	168,654,098
NVR, Inc. (a)	30,002	156,770,651

		460,030,240

Diversified Financials 9.22%
American Express Co.	1,043,472	158,920,786
Berkshire Hathaway, Inc. – Class B (a)	211,165	58,427,244
Credit Acceptance Corp. (a)	104,008	64,994,599

		282,342,629

Energy 3.78%
Occidental Petroleum Corp.	3,901,661	115,684,249

Materials 15.57%
Chevron Corp.	930,579	105,034,451
ConocoPhillips	1,952,922	136,958,420
Continental Resources, Inc.	5,291,229	234,613,094

		476,605,965

Media & Entertainment 5.56%
Comcast Corp. – Class A	1,412,349	70,589,203
Discovery, Inc. – Class A (a)	1,273,342	29,630,668
Discovery, Inc. – Class C (a)	3,079,310	69,931,130

		170,151,001

Pharmaceuticals, Biotechnology & Life Sciences 11.10%
Amgen, Inc.	656,337	130,532,303
Merck & Co., Inc.	1,691,373	126,700,751
Organon & Co.	174,168	5,090,931
Pfizer, Inc.	1,441,032	77,426,649

		339,750,634

Real Estate 10.32%
Macerich Co. (The) – REIT	8,192,355	154,507,815
Simon Property Group, Inc. – REIT	1,056,727	161,510,155

		316,017,970

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Retailing 13.59%
eBay, Inc.	1,907,368	$128,671,045
Home Depot, Inc.	270,811	108,489,595
Target Corp.	734,205	179,028,547

		416,189,187

Semiconductors & Semiconductor Equipment 2.61%
Qualcomm, Inc.	441,769	79,765,811

Transportation 2.74%
AMERCO	119,102	83,914,505

TOTAL COMMON STOCKS (Cost $2,168,754,756)		3,000,304,358

SHORT-TERM INVESTMENTS 2.95%

Money Market Fund 2.95%
State Street Institutional U.S. Government Money Market – Premier Class 0.00% (b)	90,354,565	90,354,565

TOTAL SHORT-TERM INVESTMENTS (Cost $90,354,565)		90,354,565

TOTAL INVESTMENTS (Cost $2,259,109,321) 100.96%		3,090,658,923
Liabilities in Excess of other Assets		(29,371,042)

TOTAL NET ASSETS 100.00%		$3,061,287,881

(a)	Non-income producing security.
(b)	The rate shown is the 1-month performance for the month ended November 30, 2021.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2021

Assets
Investments, at value (cost $2,259,109,321)	$3,090,658,923
Receivable for Fund shares sold	3,299,029
Dividends and interest receivable	6,044,333
Due from Adviser	3,141

Total Assets	3,100,005,426

Liabilities
Payable for Fund shares redeemed	1,164,486
Payable to Adviser	1,948,739
Payable to Administrator	86,737
Payable for investments purchased	18,564,685
Due to Custodian	16,104,309
Payable for distribution fees	92,161
Payable for shareholder servicing fees	352,539
Accrued expenses and other liabilities	403,889

Total Liabilities	38,717,545

Net Assets	$3,061,287,881

Net Assets Consist Of:
Paid-in capital	$2,124,807,657
Total distributable earnings (loss)	936,480,224

Net Assets	$3,061,287,881

Investor Class Shares
Net assets	109,937,668
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,578,901
Net asset value, offering price and redemption price per share	$69.63

Class A Shares
Net assets	274,606,552
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,975,111
Net asset value, offering price and redemption price per share(1)	$69.08

Maximum offering price per share (69.08/0.9425)(2)	$73.29

Class C Shares
Net assets	16,544,402
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	244,387
Net asset value, offering price and redemption price per share(1)	$67.70

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities (Continued)

November 30, 2021

Class I1 Shares
Net assets	2,417,545,971
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	34,667,484
Net asset value, offering price and redemption price per share	$69.74

Class R1 Shares
Net assets	170,989
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,499
Net asset value, offering price and redemption price per share	$68.42

Class R2 Shares
Net assets	95,284
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,349
Net asset value, offering price and redemption price per share	$70.62	(3)

Class Y Shares
Net assets	242,387,015
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,469,382
Net asset value, offering price and redemption price per share	$69.86

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% (applied only to purchases of $1,000,000 or more), may be charged on shares redeemed within eighteen months of purchase for Class A shares and twelve months of purchase for Class C shares. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

(2)	Reflects a maximum sales charge of 5.75%.
(3)	Calculated NAV may not equal actual NAV shown due to rounding of the Net assets and shares.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

November 30, 2021

Investment Income
Dividend income	$30,578,849
Interest income	26,976

Total Investment Income	30,605,825

Expenses
Management fees	15,599,184
Distribution fees – Investor Class	253,019
Distribution fees – Class A	473,939
Distribution fees – Class C	51,343
Distribution fees – Class R1	1,418
Distribution fees – Class R2	327
Shareholder servicing fees – Investor Class	110,114
Shareholder servicing fees – Class A	211,524
Shareholder servicing fees – Class C	11,978
Shareholder servicing fees – Class I1	1,590,932
Shareholder servicing fees – Class R1	436
Shareholder servicing fees – Class R2	43
Administration fees	399,422
Transfer agent fees and expenses	335,200
Fund accounting fees	322,859
Federal and state registration fees	254,518
Custody fees	109,158
Reports to shareholders	76,021
Legal fees	103,526
Audit and tax fees	19,500
Trustees’ fees	131,000
Recoupment of previously reimbursed expenses	7,324
Other expenses	30,369

Total Expenses	20,093,154

Net Investment Income	10,512,671

Realized and Unrealized Gain on Investments
Net realized gain from investments	119,504,783
Change in net unrealized appreciation on investments	472,600,790

Net Realized and Unrealized Gain on Investments	592,105,573

Net Increase in Net Assets from Operations	$602,618,244

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended November 30, 2021	Year Ended November 30, 2020
From Operations
Net investment income	$10,512,671	$15,146,333
Net realized gain (loss) from investments	119,504,783	(6,427,255)
Change in net unrealized appreciation (depreciation) on investments	472,600,790	(51,433,270)

Net increase (decrease) in net assets from operations	602,618,244	(42,714,192)

From Distributions
Investor Class	(1,127,357)	(4,413,101)
Class A	(1,572,940)	(4,510,288)
Class C	(4,407)	—
Class I1	(16,339,105)	(42,672,519)
Class R1	(3,380)	(14,007)
Class R2	(931)	(2,794)
Class Y	(1,677,290)	(645,464)

Net (decrease) in net assets resulting from distributions paid	(20,725,410)	(52,258,173)

From Capital Share Transactions
Proceeds from shares sold	1,661,638,625	497,354,434
Issued in reinvestment of dividends and distributions	11,207,979	30,228,221
Payments for shares redeemed	(419,159,099)	(526,405,594)

Net increase in net assets from capital share transactions	1,253,687,505	1,177,061

Total Increase (Decrease) in Net Assets	1,835,580,339	(93,795,304)

Net Assets
Beginning of year	1,225,707,542	1,319,502,846

End of year	$3,061,287,881	$1,225,707,542

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SMEAD VALUE FUND

Financial Highlights

November 30, 2021

		Income from investment operations			Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income(1)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
November 30, 2021	$49.68	$0.17	$20.49	$20.66	$(0.35)	$(0.36)	$(0.71)
November 30, 2020	51.55	0.52	(0.47)	0.05	(0.35)	(1.57)	(1.92)
November 30, 2019	49.13	0.33	5.19	5.52	—	(3.10)	(3.10)
November 30, 2018	47.29	0.19	3.75	3.94	(0.10)	(2.00)	(2.10)
November 30, 2017	39.79	0.15	8.57	8.72	(0.19)	(1.03)	(1.22)

Class A
November 30, 2021	49.32	0.17	20.32	20.49	(0.37)	(0.36)	(0.73)
November 30, 2020	51.20	0.50	(0.45)	0.05	(0.36)	(1.57)	(1.93)
November 30, 2019	48.82	0.33	5.15	5.48	—	(3.10)	(3.10)
November 30, 2018	47.03	0.22	3.72	3.94	(0.15)	(2.00)	(2.15)
November 30, 2017	39.62	0.20	8.50	8.70	(0.26)	(1.03)	(1.29)

Class C
November 30, 2021	48.70	(0.18)	20.00	19.82	(0.46)	(0.36)	(0.82)
November 30, 2020(5)	36.22	0.08	12.40 (6)	12.48	—	—	—

Class I1
November 30, 2021	49.78	0.34	20.47	20.81	(0.49)	(0.36)	(0.85)
November 30, 2020	51.65	0.62	(0.43)	0.19	(0.49)	(1.57)	(2.06)
November 30, 2019	49.10	0.47	5.19	5.66	(0.01)	(3.10)	(3.11)
November 30, 2018	47.33	0.33	3.72	4.05	(0.28)	(2.00)	(2.28)
November 30, 2017	39.87	0.28	8.56	8.84	(0.35)	(1.03)	(1.38)

Class R1
November 30, 2021	48.81	(0.03)	20.21	20.18	(0.21)	(0.36)	(0.57)
November 30, 2020	50.46	0.38	(0.46)	(0.08)	—	(1.57)	(1.57)
November 30, 2019	48.30	0.19	5.07	5.26	—	(3.10)	(3.10)
November 30, 2018	46.57	0.06	3.69	3.75	(0.02)	(2.00)	(2.02)
November 30, 2017	39.33	0.06	8.45	8.51	(0.24)	(1.03)	(1.27)

Class R2
November 30, 2021	50.43	0.08	20.75	20.83	(0.28)	(0.36)	(0.64)
November 30, 2020	52.43	0.41	(0.45)	(0.04)	(0.39)	(1.57)	(1.96)
November 30, 2019	50.01	0.32	5.20	5.52	—	(3.10)	(3.10)
November 30, 2018	46.73	(0.16)	5.49	5.33	(0.05)	(2.00)	(2.05)
November 30, 2017	39.40	0.08	8.47	8.55	(0.19)	(1.03)	(1.22)

Class Y
November 30, 2021	49.86	0.40	20.51	20.91	(0.55)	(0.36)	(0.91)
November 30, 2020	51.73	0.61	(0.35)	0.26	(0.56)	(1.57)	(2.13)
November 30, 2019	49.19	0.53	5.19	5.72	(0.08)	(3.10)	(3.18)
November 30, 2018	47.40	0.40	3.73	4.13	(0.34)	(2.00)	(2.34)
November 30, 2017	39.92	0.35	8.57	8.92	(0.41)	(1.03)	(1.44)

The accompanying notes are an integral part of these financial statements.

				Ratio of expenses to average net assets				Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(2)		Net assets at end of period (000’s)	Before waivers and recoupment of expenses		After waivers and recoupment of expenses		Before waivers and recoupment of expenses		After waivers and recoupments of expenses		Portfolio turnover rate

$69.63	42.10%		$109,938	1.19%		1.19%		0.27%		0.27%		17.40%
49.68	0.09%		79,894	1.22%		1.22%		1.16%		1.16%		40.26%
51.55	12.38%		117,805	1.24%		1.24%		0.71%		0.71%		20.75%
49.13	8.65%		136,278	1.24%		1.26%		0.43%		0.41%		10.98%
47.29	22.51%		155,602	1.25%		1.23	%(3)	0.34%		0.36	%(4)	20.04%

69.08	42.11%		274,607	1.20%		1.20%		0.27%		0.27%		17.40%
49.32	0.08%		105,555	1.23%		1.23%		1.14%		1.14%		40.26%
51.20	12.35%		119,181	1.24%		1.24%		0.72%		0.72%		20.75%
48.82	8.80%		122,653	1.19%		1.19%		0.47%		0.47%		10.98%
47.03	22.51%		163,989	1.18%		1.16	%(3)	0.45%		0.46	%(4)	20.04%

67.70	41.29%		16,544	1.76%		1.76%		(0.27)%		(0.27)%		17.40%
48.70	34.46	%(7)	199	1.85	%(8)	1.84	%(8)	0.27	%(8)	0.28	%(8)	40.26	%(7)

69.74	42.43%		2,417,546	0.93%		0.93%		0.54%		0.54%		17.40%
49.78	0.36%		947,872	0.97%		0.97%		1.40%		1.40%		40.26%
51.65	12.67%		1,066,128	0.97%		0.97%		1.00%		1.00%		20.75%
49.10	8.93%		963,978	0.97%		0.98%		0.72%		0.70%		10.98%
47.33	22.86%		897,547	0.98%		0.96	%(3)	0.65%		0.67	%(4)	20.04%

68.42	41.75%		171	1.49%		1.49%		(0.05)%		(0.05)%		17.40%
48.81	(0.18)%		291	1.52%		1.52%		0.85%		0.85%		40.26%
50.46	12.01%		872	1.55%		1.55%		0.43%		0.43%		20.75%
48.30	8.47%		792	1.50%		1.50%		0.12%		0.12%		10.98%
46.57	22.14%		1,779	1.49%		1.48	%(3)	0.13%		0.15	%(4)	20.04%

70.62	41.78%		95	1.40%		1.40%		0.11%		0.11%		17.40%
50.43	(0.10)%		73	1.43%		1.43%		0.91%		0.91%		40.26%
52.43	12.12%		74	1.44%		1.44%		0.66%		0.66%		20.75%
50.01	11.88%		10	1.44%		1.49%		(0.28)%		(0.33)%		10.98%
46.73	22.28%		1,263	1.43%		1.41	%(3)	0.18%		0.20	%(4)	20.04%

69.86	42.62%		242,387	0.84%		0.84%		0.63%		0.62%		17.40%
49.86	0.48%		91,824	0.88%		0.84%		1.32%		1.36%		40.26%
51.73	12.81%		15,443	0.86%		0.84%		1.12%		1.14%		20.75%
49.19	9.11%		13,787	0.86%		0.84%		0.84%		0.86%		10.98%
47.40	23.04%		12,934	0.83%		0.81	%(3)	0.80%		0.82	%(4)	20.04%

SMEAD VALUE FUND

Financial Highlights (Continued)

November 30, 2021

(1)	Based on average shares outstanding.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)

Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of expenses to average net assets after waivers and recoupment of expenses would have been 1.25%, 1.18%, 0.98%, 1.49%, 1.43% and 0.83%, respectively.

(4)

Includes a non-recurring reimbursement from service provider. Excluding this non-recurring reimbursement, the Ratio of net investment income to average net assets after waivers and recoupment of expenses would have been 0.34%, 0.45%, 0.65%, 0.13%, 0.18% and 0.80%,respectively.

(5)	Class C shares commenced operations on April 16, 2020.
(6)

The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating values during the year.

(7)	Not annualized for periods of less than one year.
(8)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Notes to Financial Statements

November 30, 2021

(1)	Organization

The Smead Value Fund (the “Fund”) is a non-diversified series of Smead Funds Trust, a Delaware statutory trust (the “Trust”) organized on July 17, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The Fund’s investment objective is long-term capital appreciation. The Trust may issue an unlimited number of interests (or shares) of beneficial interest, each with a par value of $0.001. The Fund currently offers seven classes of shares: Investor Class, Class A, Class C, Class I1, Class R1, Class R2 and Class Y shares. Class I2, Class R3 and Class R4 shares are not yet in operation and thus not currently offered by the Fund. Each class of shares of the Fund has identical rights and privileges except with respect to the distribution and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution and shareholder servicing expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by matrix pricing or other analytical pricing models. Short-term

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost, which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s fair value procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations inputs of the Fund’s investments by each fair value hierarchy level as of November 30, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$3,000,304,358	$—	$—	$3,000,304,358

Total Equity	3,000,304,358	—	—	3,000,304,358
Short-Term Investments	—	90,354,565	—	90,354,565

Total Investments in Securities	$3,000,304,358	$90,354,565	$—	$3,090,658,923

(1)	See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at November 30, 2021. For the year ended November 30, 2021, there were no transfers in or out of Level 3. The Fund did not hold financial derivative instruments during the reporting period.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

(b)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class, such as distribution and shareholder servicing fees), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class and Class A shares, 0.75% of average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R1 and Class R2 shares. A separate shareholder servicing fees is authorized up to 0.25% of the average daily net assets attributable to Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares, respectively. However, as of November 30, 2021, those fees were expensed at the following rates: 0.11% for the Investor Class shares, 0.11% for Class A shares, 0.18% for Class C shares, 0.10% for Class I1 shares, 0.15% for Class R1 shares, and 0.07% for Class R2 shares.

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

As of November 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$2,281,110,760

Gross tax unrealized appreciation	837,989,583
Gross tax unrealized depreciation	(28,441,420)

Net tax unrealized appreciation	$809,548,163

Undistributed ordinary income	$12,031,449
Undistributed long-term capital gain	114,900,612

Total distributable earnings	$126,932,061

Other accumulated losses	—

Total accumulated gains	$936,480,224

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short- term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2021, reclassifications were made for equalization utilized.

Total Distributable Earnings (Loss)	Paid-in Capital
$(10,597,503)	$10,597,503

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$11,796,035	$11,720,001
Long-Term Capital Gain	$8,929,375	$40,538,172

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

On December 17, 2021, the Fund declared and paid distributions from ordinary income and long-term capital gains to shareholders of record on December 15, 2021.

	Distributions Paid from		Total Distributions Paid
Class	Ordinary Income	Realized Gain/Loss
Investor Class	$240,533	$4,014,545	$4,255,078
Class A	843,908	10,411,882	11,255,790
Class C	22,896	659,574	682,470
Class I1	12,038,104	90,528,086	102,566,190
Class R1	—	6,379	6,379
Class R2	175	3,710	3,885
Class Y	1,407,670	9,276,455	10,684,125

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on specific identification using the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Investment Adviser

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2022 to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.26%, 1.26%, 1.84%, 0.99%, 1.59%, 1.44% and 0.84% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class, Class A, Class C, Class I1, Class R1, Class R2 and Class Y shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period (taking into account the reimbursement) does not exceed the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. The following table shows the waived/reimbursed expenses subject to potential recovery expiring on November 30:

Year incurred	Expiration Year	Smead Value Fund
2019	2022	$—
2020	2023	17,703
2021	2024	—

For the year ended November 30, 2021, the Fund made repayments to the Adviser for previously waived and reimbursed fees to the amount of $7,324.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

(4)	Distribution Plan and Shareholder Servicing Plan

The Fund has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), which authorizes it to pay UMB Distribution Services, LLC, the Fund’s principal distributor (the “Distributor”), a fee at an annual rate of 0.25% of the Fund’s average daily net assets of Investor Class and Class A shares, 0.75% of the Fund’s average daily net assets of Class C shares, and 0.50% of the Fund’s average daily net assets of Class R1 and Class R2 shares for services to prospective Fund shareholders and distribution of Fund shares. There is no 12b-1 fee for Class Y shares. During the year ended November 30, 2021, the Fund accrued expenses of $780,046 pursuant to the 12b-1 Plan. As of November 30, 2021, the Fund owed the Distributor fees of $92,161.

The Fund has also adopted a separate shareholder servicing plan (the “Shareholder Servicing Plan”). The Shareholder Servicing Plan also authorizes payment of a shareholder servicing fee to financial intermediaries and other service providers up to 0.25% of the average daily net assets attributable to the Class A shares, Class C shares, Investor Class shares, Class I1 shares, Class I2 shares, Class R1 shares and Class R2 shares, respectively (this fee is referred to as the “Shareholder Servicing Fee”). However, as of November 30, 2021, these Shareholder Servicing Fees were expensed at the following rates: 0.11% for the Investor Class, 0.11% for the Class A shares, 0.18% for the Class C shares, 0.10% for the Class I1 shares, 0.15% for the Class R1 shares, and 0.07% for the Class R2 shares. There is no Shareholder Servicing Fee for the Class Y shares. For those share classes that currently charge less than the maximum Shareholder Servicing Fee permitted under the Shareholder Servicing Plan, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice. The following table details the Shareholder Servicing Plan fees paid for the year ended November 30, 2021.

Investor Class	$110,114
Class A	211,524
Class C	11,978
Class I1	1,590,932
Class R1	436
Class R2	43

(5)	Accounting, Custody, Administration and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the Fund’s accounting agent, custodian of the Fund’s investments and administrator of the Fund. For its services, the Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Fund, along with transactional and out-of-pocket fees.

UMB Fund Services, Inc. (“UMB”) is the Fund’s transfer and dividend disbursing agent. UMB receives a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Fund, and is reimbursed for certain out-of-pocket expenses.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	For The Year Ended November 30, 2021		For The Year Ended November 30, 2020
	Shares	Amount	Shares	Amount
Proceeds from shares sold
Investor Class	286,945	$17,699,957	174,842	$7,984,399
Class A	2,324,320	148,472,498	821,179	36,768,498
Class C	245,193	15,554,280	4,090	186,708
Class I1	20,924,678	1,357,662,229	8,254,298	370,199,754
Class R1	221	12,384	1,182	53,975
Class R2	968	61,431	134	6,294
Class Y	1,931,764	122,175,846	1,812,782	82,154,806

Issued in reinvestment of dividends and distributions
Investor Class	20,200	1,022,342	81,627	4,087,043
Class A	22,238	1,116,851	66,300	3,295,870
Class C	89	4,407	—	—
Class I1	172,003	8,698,174	443,985	22,217,030
Class Y	7,236	366,205	12,548	628,278

Payments for shares redeemed
Investor Class	(336,316)	(20,481,907)	(933,831)	(39,141,227)
Class A	(511,476)	(32,498,488)	(1,075,192)	(44,853,208)
Class C	(4,985)	(322,111)	—	—
Class I1	(5,472,298)	(345,892,058)	(10,297,411)	(430,584,056)
Class R1	(3,674)	(235,195)	(12,507)	(557,293)
Class R2	(1,069)	(54,416)	(104)	(4,650)
Class Y	(311,206)	(19,674,924)	(282,269)	(11,265,160)

Total increase (decrease) in net assets from capital share transactions	19,294,831	$1,253,687,505	(928,347)	$1,177,061

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2021 were $1,575,412,730 and $349,478,733, respectively. There were no purchases or sales of U.S. government securities for the Fund.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2021, National Financial Services LLC, for the benefit of its customers, held 55.58% and 36.94% of outstanding shares of the Investor Class and Class Y, respectively. At November 30, 2021, American Enterprise Investor Services and Charles Schwab & Company, Inc., for the benefit of its customers, held 34.40% and 27.33% of outstanding shares of Class A. At November 30, 2021, Wells Fargo Clearing Services LLC, for the benefit of its customers, held 41.49% of outstanding shares of Class C. At November 30, 2021, Merrill Lynch Pierce Fenner & Smith, for the benefit of its customers, held 30.25%, 100.00%, 100.00% and 38.96% of outstanding shares of Class I1, Class R1, Class R2 and Class C, respectively. At November 30, 2021, The Fulton Company, for the benefit of its customers, held 27.94% of outstanding shares of Class Y.

(9)	Principal Risks

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of the assets owned by the Fund may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original amount invested.

The Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which the Fund invests in unforeseen ways. For example, the global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Fund’s investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of the Fund’s investments. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

November 30, 2021

market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments Risks

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

(9)	Subsequent Event

Management has evaluated the possibility of subsequent events through the date of issuance and determined that there are no material events that would require adjustment to or disclosure in the Fund’s financial statements.

SMEAD VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Smead Value Fund and

Board of Trustees of Smead Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Funds Trust comprising Smead Value Fund (the “Fund”) as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 28, 2022

SMEAD VALUE FUND

Advisory Agreement

(Unaudited)

The Board of Trustees (the “Trustees”) of Smead Funds Trust (the “Trust”) met on August 3, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative performance information provided by the Adviser, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including the Adviser’s response to the Independent Trustees’ request for information, the Adviser’s Form ADV and select financial statements of the Adviser) and other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreement for an additional one-year term.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser and expected that they would continue to be of high quality. They noted that the Adviser’s history, experience and reputation were exceptional. The Independent Trustees considered the experience and qualifications of the personnel at the Adviser who were responsible for providing services to the Fund, including changes that have occurred or are scheduled to occur as a result of the move from Seattle to Phoenix in 2020, and the compensation structure of the Adviser. The Independent Trustees also considered the resources, policies, procedures and infrastructure of the Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s commitment to those programs, including the Adviser’s use of third-party compliance and cybersecurity providers to support the Adviser’s own compliance efforts. The Independent Trustees noted that there were currently no known pending regulatory actions by the SEC or other regulatory agencies involving the Adviser or the Fund. The Independent Trustees concluded that the Adviser’s key personnel had sufficient expertise necessary to continue to serve as investment adviser to the Fund and that the nature, overall quality and extent of the management services were satisfactory and reliable. In addition, the Independent Trustees were comfortable with the Adviser’s ongoing transition plan regarding certain portfolio management responsibilities as a result of the office move.

SMEAD VALUE FUND

Advisory Agreement (Continued)

(Unaudited)

2.	INVESTMENT PERFORMANCE

The Independent Trustees then considered the performance of the Fund. As part of its evaluation, the Independent Trustees reviewed a report prepared by an independent consulting firm, Broadridge. It was noted that the Broadridge report was prepared using the same methodology that the Board relied on in previous years, although the Fund changed its Morningstar category from “large blend” to “large value” in January 2018. Even so, Broadridge continued to use both categories for category and peer selection, with an emphasis on both institutional and no-load retail share classes that have no Rule 12b-1 fee and share a high concentration, low turnover, value-oriented strategy. The Broadridge report included comparative information on each share class of the Fund, but designated the Fund’s I1 Class shares, which is currently the share class with the most assets, as the primary share class. The report compared the Fund’s performance to (i) certain funds determined by Broadridge to be comparable based on investment style, expense structure and asset size (the “Morningstar Performance Peer Group”), (ii) funds included in Morningstar’s Large Value and Large Blend categories (the “Morningstar Categories”), and (iii) the Fund’s benchmark index (the “S&P 500 Index”). The Independent Trustees examined the performance of the Fund, focusing on the Fund’s I1 Class, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2021 and noted that the Fund ranked 4th out of 21 funds, 3rd out of 21 funds, 2nd out of 19 funds and 1st out of 15 funds respectively, in the Morningstar Performance Peer Group, putting the Fund in the top quartile for each of these periods. For the same periods, the Fund ranked 18th out of 551 funds, 99th out of 523 funds, 91st out of 446 funds and 6th out of 311 funds, respectively, in the Morningstar Category, putting the Fund in the top quartile for each of these periods. The Independent Trustees noted that the Fund’s performance outperformed the primary benchmark for the 1-year and 10-year periods ended June 30, 2021 and lagged the primary benchmark for the 3-year and 5-year periods ended June 30, 2021.

The Independent Trustees concluded that the performance obtained by the Adviser for the Fund was very good, both from a long-term and a short-term perspective. Although past performance is not a guarantee or indication of future results, the Independent Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COST OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Independent Trustees considered the gross advisory fee rate charged by the Adviser to the Fund, as well as the effective advisory fee rate after taking into consideration the Fund’s expense limitation arrangements with the Adviser. The Independent Trustees discussed Broadridge’s analysis which, as of June 30, 2021, showed that the Fund’s net expenses of 0.97% exceeded the Morningstar Performance Peer Group and Morningstar Category medians by 26 basis points in each case, placing the Fund in the fourth quartile. In addition, the Broadridge report noted that, at June 30, 2021 asset levels, the advisory fee of 0.75% fell within the fourth quartile within the Morningstar Category. The Independent Trustees noted that while such fees and expenses were above the median of the Morningstar

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Advisory Agreement (Continued)

(Unaudited)

Performance Peer Group and the Morningstar Category, the long term performance of the Fund was quite good. Additionally, it was noted that the Adviser’s investment advisory fee was below the fee charged to separately managed accounts using the same investment strategy as the Fund. The Independent Trustees also noted that the current expense limitation structure would remain in effect for the Fund until at least March 31, 2022.

The Board also reviewed the Adviser’s 2020 and 2019 profitability analysis reports and the Adviser’s audited financial statements for the year ended December 31, 2019, and unaudited financial statements for the year ended December 31, 2020. The Adviser explained that once the audited financial statements for fiscal 2020 are available, the Adviser will share them with the Independent Trustees, noting that the Adviser’s financial condition has remained stable from year to year.

The Independent Trustees concluded that the Fund’s expenses and management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and advisory fee information. The Independent Trustees further concluded that the Adviser’s profits in connection with the management of the Fund were not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE

The Independent Trustees compared the Fund’s expenses relative to its Morningstar Performance Peer Group and its Morningstar Category and discussed realized and potential economies of scale. The Independent Trustees noted that, although the Fund did not have advisory fee breakpoints, the Adviser had contractually agreed to limit the expenses of each share class of the Fund so that each share class does not exceed its operating expense limitation. The Independent Trustees discussed the possibility of including breakpoints in the investment advisory fee and considered the Adviser’s thoughts on this subject. Based upon its review and discussion, the Independent Trustees determined that, while fee breakpoints were not currently necessary for the Fund, they would continue to review whether breakpoints should be incorporated. After further discussion, the Independent Trustees concluded that the current fee structure was reasonable.

5.	INDIRECT BENEFITS REALIZED BY THE ADVISER

The Independent Trustees considered the direct and indirect benefits that have been and may continue to be realized by the Adviser from its association with the Fund. The Independent Trustees concluded that the benefits the Adviser received, such as greater name recognition, growth in separate account management services and increased ability to obtain research or brokerage services through the use of soft dollars, appeared to be reasonable, and in many cases benefited the Fund through growth in assets. With regard to soft dollars, it was noted that the Fund, as the Adviser’s single largest client, generates the most soft dollars for the Adviser, which are then used to service all of the Adviser’s client accounts, including those that do not pay any soft dollars.

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Advisory Agreement (Continued)

(Unaudited)

CONCLUSIONS

On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the renewal of the Advisory Agreement to the full Board.

SMEAD VALUE FUND

Notice of Privacy Policies and Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information

(Unaudited)

Tax Information

For the year ended November 30, 2021, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Smead Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Smead Value Fund (the “Fund”) and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has appointed Smead Capital Management, Inc., the Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to the Liquidity Risk Management Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program and any material changes to the Program.

On November 2, 2021, the Board reviewed the Program Administrator’s annual written report for the period of April 22, 2020 through November 2, 2021 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator uses an affiliate of State Street Bank, a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to primarily hold highly liquid investments and the Fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum (“HLIM”) for the Fund and to adopt policies and procedures for responding to a HLIM shortfall. The Report also noted that the Fund did not hold any illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s last approval of the Program and no changes were warranted to the Program at such time.

The Program Administrator concluded that the Fund has been able to meet redemption needs in all market conditions during the review period without significant dilution to the Fund’s remaining investors. The Program Administrator determined that the Program is operating effectively.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

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Additional Information (Continued)

(Unaudited)

the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122. This table is as of November 30, 2021.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Gregory A. Demopulos Age: 62	Trustee	Indefinite Term (since September 2014).	1	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Director, Onconome, Inc. (2004 to 2017).

Peter M. Musser Age: 64	Trustee	Indefinite Term (since September 2014).	1	Principal, Angeline Properties, LLC (a private investment firm) (since 2014); and Principal and Senior Equity Portfolio Manager with Rainier Investment Management (from 1994 to 2013).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010); and Director, Boys and Girls Clubs of King County (2008 to 2016).

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Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Age: 67	Trustee	Indefinite Term (since September 2014).	1	Principal, Hana Road Capital LLC (hedge fund) (since 2007).

Advisory Council, Stone Arch Capital (since 2005); and

Independent Director, Atlas Financial

Holdings, Inc. (since 2017); and Independent Director, Harbor Custom Development, Inc. (real estate development company) (since 2020).

Nancy A. Zevenbergen Age: 62	Trustee	Indefinite Term (since September 2014).	1	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Director, University of Washington Foster School of Business (since 2014); and Director, evenstar3 Inc. (since 2005).

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Additional Information (Continued)

(Unaudited)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustees and Officers

William W. Smead[1] Age: 63	Trustee and Chairman	Indefinite Term (since September 2014).	1	Chief Investment Officer of the Adviser (since 2007); Chief Executive Officer of the Adviser (2007-2019); and President and Chief Executive Officer of the Trust (from September 2014 to January 2016).	None.

Cole W. Smead[1] Age: 38	Trustee President and Chief Executive Officer	Indefinite Term (since September 2014). Elected annually (since January 2016).	1	President of the Adviser (since 2020); Managing Director of the Adviser (2007-2019).	Director and Chairman, Smead Funds S.A. (since 2015).

Steven J. LeMire Age: 52	Chief Compliance Officer Treasurer, Principal Financial and Accounting Officer	Elected annually (since September 2014). Elected annually (since January 2016).	N/A	Chief Compliance Officer of the Adviser (since 2014).	N/A

Heather Peterson Age: 36	Secretary	Elected annually (since August 2020).	N/A	Vice President- Marketing of the Adviser (Since 2016).	N/A

[1]

Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the Fund’s Form N-PORT report on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc. 2777 East Camelback Road Suite 375 Phoenix, AZ 85016

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, Ohio 44115

Custodian, Fund Accountant and Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Transfer Agent	UMB Fund Services, Inc. 235 W Galena Street Milwaukee, WI 53212

Distributor	UMB Distribution Services, LLC 235 W Galena Street Milwaukee, WI 53212

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of November 30, 2021, the Registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee.

(a)(2)	Mr. Walter F. Walker and Mr. Peter M. Musser serve as the “Audit Committee Financial Experts” and are considered to be “Independent Trustees” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
November 30, 2021	$19,500	$ -	$3,000	$ -

November 30, 2020	$16,500	$ -	$3,000	$ -

[1]

The Tax Fees are the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. for the review of Form 1120-RIC and Form 8613, and the review of excise tax distribution calculations.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) and (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows: None.

(f)	Not applicable.

(g)	There were no non-audit fees billed by Registrant’s accountant for the Registrant’s fiscal years ended November 30, 2021 and November 30, 2020.

3

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Report to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended November 30, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on the evaluation of these controls and procedures required by the Act and under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

4

Item 13. Exhibits.

(a)(1)	The Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR is filed herewith.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are filed herewith.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Smead Funds Trust

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:     February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Cole W. Smead
Cole W. Smead
President
(Principal Executive Officer)

Date:     February 3, 2022

By:	/s/ Steven J. LeMire
Steven J. LeMire
Treasurer
(Principal Financial Officer)

Date:     February 3, 2022